SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 5, 1999
                Date of Report (Date of earliest event reported)

                             AVAX TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                    000-29222               13-3575874
(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)

                                4520 Main Street
                                    Suite 930
                              Kansas City, MO 64111
                    (Address of principal executive offices)


                                 (816) 960-1333
              (Registrant's telephone number, including area code)


                                Page 1 of 5 Pages
                         Exhibit Index Appears at Page 3


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Item 5. Other Events

      The sole purpose of this Form 8-K is to file a press release issued by AVAX Technologies, Inc. on March 3, 1999 related to the Company's completion of a private offering of $10 million of convertible preferred shares.

Item 7. Financial Statements and Exhibits.

            Exhibits: 99.2 Press Release dated March 3, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVAX TECHNOLOGIES, INC.

Date:  March 5, 1999

                                        By: /s/ Jeffrey M. Jonas
                                           -------------------------------------
                                           Name:  Jeffrey M. Jonas, M.D.
                                           Title: President and Chief
                                                  Executive Officer


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

                                  Exhibit Index

Exhibit
Number                                                 Description
------                                                 -----------

99.2                                          Press Release dated March 3, 1999.


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